UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

zurn • elkay
WATER SOLUTIONS

511 W. Freshwater Way, Milwaukee, Wisconsin 53204

April 30, 2026, to be held at 9:00 a.m. Central Time

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below no later than April 15, 2026 for Registered Holders, and April 5, 2026 for Plan Participants.

Please visit www.astproxyportal.com/ast/17558/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide

E-MAIL: help@equiniti.com

WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Registered holders may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. the day before the meeting. Plan participants may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. April 20, 2026.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll-free number to call.

MAIL: You may request a proxy card by following the instructions above.

Matters to be acted on at the Annual Meeting:

1. Election of Directors.

   NOMINEES:

   ○ Thomas D. Christopoul
   ○ Emma M. McTague
   ○ Peggy N. Troy

2. Advisory vote to approve the compensation of Zurn Elkay's named executive officers, as disclosed in "Compensation Discussion and Analysis" and "Executive Compensation" in the Proxy Statement.

3. Ratification of the selection of Ernst & Young LLP as Zurn Elkay's independent registered public accounting firm for the year ending December 31, 2026.

Please note that you cannot use this notice to vote by mail.

Notice of, and Information regarding, the Annual Meeting

Date: April 30, 2026 **Time:** 9:00 a.m. Central Time

Location: 511 W. Freshwater Way
Milwaukee, Wisconsin 53204

For holders of record as of: March 3, 2026

You are receiving this communication because you hold shares in Zurn Elkay Water Solutions Corporation, and the materials you should review before you cast your vote are now available.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.